EXHIBIT 10.3(b)

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

Amendment No. 11

To the A318/A319 Purchase Agreement

Dated as of March 10, 2000

between

AIRBUS S.A.S.

and

Frontier Airlines, Inc.

This Amendment No. 11 (hereinafter referred to as the ”Amendment”) is entered into as of October 23, 2007, between AIRBUS S.A.S., organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, CO 80249-7312 USA (hereinafter referred to as the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and AVSA, S.A.R.L, (predecessor in interest to the Seller) entered into an A318/A319 Purchase Agreement, dated as of March 10, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A318-100 and A319-100 aircraft, which, together with all Exhibits, Appendixes

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and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of July 17, 2000, Amendment No. 2, dated as of November 6, 2000, Amendment No. 3, dated as of June 18, 2001, Amendment No. 4, dated as of November 30, 2001,  Amendment No. 5, dated as of March 8, 2002,  Amendment No. 6, dated as of March 19, 2002, Amendment No. 7, dated as of June 3, 2002, Amendment No. 8 dated as of August 20, 2003, Amendment No. 9 dated as of February 16, 2006, and Amendment No. 10 dated as of June 5, 2007, is hereinafter called the “Agreement.”

WHEREAS, the Buyer and the Seller wish to amend the terms of Clause 4 of the Agreement.

WHEREAS, the Buyer and the Seller wish to amend the terms of  Clause 9.1.1 of the Agreement.

WHEREAS, the Buyer and the Seller wish to amend the terms of Clause 15 of the Agreement and to supplement the Advertising and Promotional Credit Memorandum previously provided to the Buyer letter Agreement No. 3 to the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

1.             DELIVERY

1.1           The parties agree that one (1) Converted A320 Aircraft scheduled to be delivered in May 2009 will be rescheduled to be delivered in [***] 2009 and three (3) Incremental A320 Aircraft scheduled to be delivered in each of August 2009, November 2009 and August 2010 will be rescheduled to be delivered in, respectively, [***]. The four (4) Aircraft rescheduled pursuant to this Paragraph 1.1 are hereinafter referred to collectively as the “Rescheduled Aircraft”.

All other terms and conditions applicable to these Rescheduled Aircraft will remain unchanged, except if and to the extent otherwise set forth in this Amendment.

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1.2           As a consequence of Paragraph 1.1 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby deleted and replaced with the following schedule applicable to the Aircraft remaining to be delivered:

QUOTE

Aircraft
No.	A/C ID	Aircraft Type	Delivery

29	166897	Converted A320 Aircraft	[***]2008
30	166898	Converted A320 Aircraft	[***]2008
31	166899	Converted A320 Aircraft	[***]2009
32	166900	Converted A320 Aircraft	[***]2009
33	217224	Incremental A320 Aircraft	[***]2009
34	217225	Incremental A320 Aircraft	[***]2010
35	217226	Incremental A320 Aircraft	[***]2010
36	217222	Incremental A320 Aircraft	[***]2010
37	217223	Incremental A320 Aircraft	[***]2010
38	217227	Incremental A320 Aircraft	[***]2011

UNQUOTE

2.             PRICES

The Seller Price Revision Formula in Exhibit 2 to Amendment No. 8 to the Agreement, as applied to all prices and escalating credits with respect to the Aircraft No. 31 through 38 in Paragraph 1 above, is [***].

3.             PREDELIVERY PAYMENT REFERENCE PRICE

Notwithstanding Paragraph 1.1 herein and without prejudice to any other provisions of the Agreement, the Predelivery Payment Reference Price for the relevant Rescheduled Aircraft shall be [***].

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4.             FIELD SERVICES

In consideration for the Seller’s agreement to the terms and conditions of this Amendment, the Buyer agrees to a [***].

5.             [***] CREDITS

On signature of this Amendment, the Seller will provide to the Buyer a supplement to the [***]; this supplement will be provided on a one-time, exceptional basis. This supplement will be [***].

Except as provided in the following Paragraph, the [***] will be for the exclusive use of the Buyer for [***], provided that the [***] will be subject to the Seller’s consent, which will not be unreasonably withheld. The Buyer will furnish the Seller with [***].

[***] of this [***] will be for the exclusive use of the Seller for [***], provided that the [***] will be subject to the Buyer’s consent, which will not be unreasonably withheld.

6.             ERRATA

Clause 19.1 of the Agreement is hereby amended such that the reference to ‘Clause 7” in each of subclauses i)and(ii) thereof will be a reference to “Clause 6.”

7.             EFFECT OF AMENDMENT

7.1           The following events will be conditions precedent to the effectiveness of this Amendment:  (i) the board of directors of the Buyer will approve the transaction that is the subject matter of this Amendment no later than October 25, 2007; and (ii) no later than October 31st, 2007, the Buyer will [***] in respect of [***] in an amount equal to [***]. No later than one (1) Working Day after the condition in subparagraph (i) of this Paragraph 6 is met, the Buyer will deliver written notice to the Seller of such approval.

7.2           The provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any

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previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

7.3           Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.             CONFIDENTIALITY

Without limiting the generality of Paragraph 3 with respect to the applicability to this Amendment of all terms and conditions of the Agreement, to the extent such terms and conditions are not inconsistent herewith, the parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

9.             COUNTERPARTS

This Amendment may be signed by the parties hereto in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers or agents on the dates written below.

AIRBUS S.A.S.

By:

Its:

Date:

Frontier Airlines, Inc.

By:

Its:

Date:

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